UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                  SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
RULE 14A-6(E)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                    NEXT GENERATION MEDIA CORP.

                        (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by

Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed: Notes:

                          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 To Be Held December15, 2003

To Our Shareholders:

The Annual Meeting of Shareholders of Next Generation Media Corp.
(the "Company") will be held at the MGM Grand Hotel, 3799 Las Vegas Blvd. South, Las Vegas, Nevada, 89109, on Monday, December 15, 2003 at 10:00 a.m., local time, for the following purposes:

1. To elect five directors to hold office until the next Annual
Meeting of Shareholders or until their successors are duly elected and qualified;

2. To ratify the appointment of Turner and Jones LLP as independent auditors for fiscal year 2003; and

3. The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on October 22, 2003, (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. A list of shareholders as of the Record Date will be available during normal business hours for examination by any shareholder for those purposes germane to the Annual Meeting for a period of ten days prior to December 15, 2003, at the principal executive offices of the Company, 7644 Dynatech Court, Springfield, VA, 22153.

All shareholders are urged to attend the meeting in person or by proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. For specific instructions on voting, please refer to the instructions on your enclosed proxy card. The proxy is revocable and will not affect your right to vote in person in the event you attend the Annual Meeting. You may revoke your proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please sign and return each proxy card so all your shares will be represented at the Annual Meeting. In addition, if you plan to attend the Annual Meeting in person, please check the appropriate box so that we can ensure we have proper accommodations.

By the Order of the Board of Directors
October 24, 2003
/s/ Phillip Trigg, Director and Corporate Secretary


                              NEXT GENERATION MEDIA CORP.
                     7644 Dynatech Court, Springfield, VA 22153


                                   PROXY STATEMENT


This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors of Next Generation Media Corp. ("NGMC" or the "Company") for use in connection with the Annual Meeting of Shareholders to be held on Monday, December 15, 2003, beginning at 10:00 a.m., local time, at the MGM Grand Hotel, 3799 Las Vegas Blvd. South, Las Vegas, Nevada, 89109, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about November 14, 2003.

                                   ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, including the election of directors and ratification of the Company's independent auditors. In addition, management will report on the performance of the Company during fiscal 2002 and the fiscal year to date and respond to questions from shareholders.

Why am I receiving these materials?

NGMC's Board of Directors is providing these proxy materials for you in connection with our Annual Meeting of Shareholders, which will take place on December 15, 2003. Shareholders are invited to attend the annual meeting and are requested to vote on the proposals described in this Proxy Statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors, and certain other required information including a proxy card.

What proposals will be voted on at the Annual Meeting?

There are two proposals scheduled to be voted on at the Annual
Meeting:

the election of five directors until the next Annual Meeting of Shareholders; and

the ratification of the appointment of Turner & Jones, LLP as NGMC's independent auditors for fiscal year 2003.

Who is entitled to vote at the meeting?

The shares of Common Stock of NGMC constitute the only class of securities entitled to notice of, to attend and to vote at the Annual Meeting of Shareholders. Only shareholders of record at the close of business on October 22, 2003, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of NGMC common stock will be entitled to one vote on each matter.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most shareholders of NGMC hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with NGMC's transfer agent, OTR Transfer Agent and Registrar, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by NGMC. As the shareholder of record, you have the right to grant your voting proxy directly to NGMC or to vote in person at the Annual Meeting. NGMC has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. Brokers, dealers, banks, voting trusts and/or their nominees are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses.

How can I vote my shares in person at the Annual Meeting?

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, NGMC recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares in person.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. You may vote your directly held shares by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee.

Can I change my vote?

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically request to do so. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. All shareholders are urged to attend the meeting in person or by proxy. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. For specific instructions on voting, please refer to the instructions on your proxy card or the voting instruction card.

What are the Board's voting recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

FOR election of the nominated slate of directors (see Proposal 1);
and

FOR ratification of the appointment of Turner & Jones, LLP as the Company's independent auditors for fiscal 2003 (see Proposal 2).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are votes counted?

In the election of directors, you may vote "FOR" all of the nominees or you may vote "WITHHOLD AUTHORITY" with respect to one or more of the nominees. For the ratification of the appointment of Turner & Jones, LLP, you may vote "FOR", "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board described above.

What vote is required to approve each item?

Election of Directors - The affirmative vote of a majority of the voting power present at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Accordingly, a withheld vote will essentially have the effect of a negative vote.

Other Items - For the ratification of the appointment of Turner & Jones, LLP, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the Annual Meeting?

NGMC will publish the final results in NGMC's year-end report on Form 10-KSB.

                                    STOCK OWNERSHIP

Who are the largest owners of NGMC's stock?

The following table sets forth information regarding beneficial ownership as of October 22, 2003, of the Company's common stock, by each director and by officers and directors of the Company as a group.

                                               Beneficial      Percentage
Name and Address (1)                           Ownership        of Class

Darryl Reed                                     3,001,546          25 %
Leon Zajdel                                       478,747           4 %
Phillip Trigg                                     200,000         1.6 %
Melissa Held                                      100,000         .08 %
Fernando Mathov                                   100,000         .08 %
All directors/officers as a group (5 persons)   3,880,292          32 %

(1) The address for all persons listed is 7644 Dynatech Court, Springfield, VA, 22153

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities and Exchange Commission ("SEC") and Nasdaq. Directors, executive officers and greater than ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of filings with the Securities and Exchange
Commission, we believe that all of our directors and executive officers are in compliance with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 since the Companies most recent 10KSB.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors proposes that the following nominees, all of whom are currently serving as directors, be re-elected until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The Company has identified, and is only nominating five directors. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The directors standing for election are:

Darryl Reed, President/CEO/Director

Mr. Darryl Reed is the current President of the Company. His background includes seven years in the financial services industry. His primary career has been with New York Life Insurance Company, a major insurance company, and certain of its subsidiaries since October 1995. Such subsidiaries included #1A Eagle Strategies Corp., a registered investment adviser, where Mr. Reed worked from April 1997 until May 2000. Mr. Reed held several licenses in the financial services industry, including Series 7, 63 and 65. Mr. Reed is also the former President/CEO/Director of a public company he co-founded in 1999. He has a BS in Finance from the University of Florida and an MS from the American College, Philadelphia, PA.

Leon Zajdel, Director, Chairman of the Board

Leon Zajdel has been a director of the Company since April 1999.
Prior to that, he served on the Board of Directors of Unico.  Mr.
Zajdel was founder and has served as President of Energy Guard Corp., a manufacturer and retailer of replacement windows, located in Beltsville, MD, since 1972.

Phillip Trigg, Treasurer, Secretary and Director

Phillip Trigg has been secretary and treasurer since November 2000. Mr. Trigg has served with United Marketing Solutions since August
1995 in a variety of positions including Senior Vice President of Franchise Sales and Business Development and COO.

Melissa Held Marsden, Director

Mrs. Marsden was appointed to the Board of Directors in November 2002. She possesses an extensive background in financial management and real estate. Mrs. Marsden has served with Merril Lynch in a variety of positions over the past eight years, as a Sales Associate from 1994 to 1998, as a Senior Sepcialist, Interactive Technology from 1998 to 2000 and as Asst. Vice President, Consultative Training Services from 2000 to present. Mrs. Marsden has a BA in Communications from Hollins College (1993).

Fernando Mathov, Director

Mr. Mathov was appointed to the Board of Directors in February 2003. He possesses an extensive background as a project manager, systems engineer and consultant in the telecommunications industry with various companies. Currently Mr. Mathov holds two positions, as a Technical Solutions Manager from 1997 to the present at Media and Entertainment Vertical EMC Corporation, and as a Project Manager at Informix Software from 1994 to the present. Mr. Mathov has a BS in Computer Science (1989) and an MBA in Management Science (1991), both from Virginia Polytechnic Institute and State University.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

How are director's compensated?

Base Compensation. Members of the Board of Directors of the Company receive restricted common shares of the Company in an amount equal to $5,000.

Meetings of the Board of Directors

During the fiscal year ended December 31, 2002, the Board of Directors of the Company held 5 meetings. Each director attended at least 75% of all meetings of the Board of Directors.

What committees has the Board established?

The Board of Directors has not established an Audit, Compensation or Corporate Governance Committee.

Certain Relationships and Transactions with Management and Others

There are not any reportable "Certain Relationships and/or
Transactions with Management or Others".

Audit and Non Audit Fees

For providing audit services to the Company in relation to the preparation of the Company's fiscal year ended audit for December 31, 2002, Turner & Jones, LLP billed the Company $40,000.

                               EXECUTIVE COMPENSATION

Reference is made to the Company's Form 10-KSB filed on April 4, 2003 wherein all pertinent information is available.

       PROPOSAL 2 - - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed the independent accounting firm of Turner and Jones LLP, certified public accountants, to audit the accounts of the Company and its subsidiaries for the 2002 fiscal year. Turner & Jones, LLP has audited the accounts and records of the Company and its subsidiaries since 2001. If the shareholders do not ratify the appointment of Turner & Jones, LLP, the Board will reconsider the appointment of independent public auditors.

Representatives of Turner & Jones, LLP are not expected to be present at the Annual Meeting and therefore will not have the opportunity to make a statement or be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF TURNER & JONES, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2003 FISCAL YEAR.

             ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING

What happens if additional proposals are presented at the Annual
Meeting?

Other than the two proposals described in this Proxy Statement, NGMC does not expect any other matters to be presented for a vote at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. Based on the number of shares outstanding on the October 22, 2003 record date, 6,236,698 shares will constitute a quorum for purposes of this Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote such shares. Abstentions are treated as shares present and entitled to vote for purposes of any matter for which a majority of shares present are required for passage and, accordingly will not have the affect of votes against such matters.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within NGMC or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to NGMC's management.

Who will bear the cost of soliciting votes for the Annual Meeting?

NGMC will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by NGMC's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. In addition, NGMC will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

May I propose actions for consideration at next year's Annual Meeting of Shareholders or nominate individuals to serve as directors?

Any shareholders desiring to submit a proposal for action at the Company's Annual Meeting of Shareholders to be held in 2004 and for presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Secretary of the Company at its principal place of business no later than August 1, 2004 in order to be considered for inclusion in the Company's Proxy Statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities and Exchange Act of 1934, Rules and Regulations of the SEC and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in December 2004.

Under Rule 14a-4 as promulgated under the Securities and Exchange Act of 1934, as amended the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the Proxy Statement, in two situations: (i) if a proponent of a proposal fails to notify the Company at least 45 days prior to the current year's anniversary of the date of the mailing of the prior year's Proxy Statement, or
(ii) if the date of the Company's annual meeting has changed by more than thirty (30) days from the prior year, if notice is not received a reasonable time before the Company mails the Proxy Statement for the current year.

                      STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders of the Company for consideration by the stockholders of the Company.

                    FINANCIAL AND OTHER INFORMATION

The following documents previously filed by the Company (File No.
000-28083) with the Securities and Exchange Commission pursuant to the Exchange Act are incorporated herein by reference:

(a) The Company's Annual Report on Form 10-KSB containing audited financial statements for the fiscal years ended December 31, 2002, filed on April 04, 2003, pursuant to Section 13(a) of the Exchange Act.

(b) All other reports filed by the Company pursuant to Section 13(a) of the Exchange Act since April 4, 2003, consisting of the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2003 and the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003.

Submitted by:

Phillip Trigg
Director and Secretary

Dated: October 24, 2003


                                  REVOCABLE PROXY
                             NEXT GENERATION MEDIA CORP.
                ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 15, 2003

The undersigned shareholder(s) of Next Generation Media Corp., (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 14, 2003 and nominates, constitutes and appoints Darryl Reed and Phillip Trigg, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the MGM Grand Hotel, 3799 Las Vegas Boulevard South, Las Vegas, Nevada, 89109 on Monday, December 15, 2003 at 10:00 a.m., and any and all adjournments thereof, as fully with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. Election of Directors. Authority to elect the five (5) persons named in the Notice of Annual Meeting dated November 14, 2003, to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.


[_] FOR all Nominees listed below (except as indicated to the [_] WITHHOLD AUTHORITY to vote for all Nominees listed below)

Darryl Reed, Fernando Mathov, Phillip Trigg, Melissa Held Marsden and
Leon Zajdel

Instruction: To withhold authority to vote for any individual
Nominee, write that Nominee's name in the space provided below.

2. Ratification of Appointment of Independent Auditors. To ratify the appointment of Turner & Jones, LLP as independent auditors.
[_] FOR [_] AGAINST [_] ABSTAIN

In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE SIGN AND DATE BELOW, AND RETURN THIS CARD TO THE COMPANY AT 7644 DYNATECH COURT, SPRINGFIELD, VA 22153

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 and
2. THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "FOR" THE
ELECTION OF THE FIVE NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSAL 2, AND UNLESS OTHERWISE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

(Number of Shares)


Dated


(Please Print Name)


(Signature of Shareholder)

(Please date this Proxy and sign
your name as it appears on your
stock certificates. Executors,
administrators, trustees, etc.
should give their full titles.
All joint owners should sign.)

I/We do [_] do not [_] expect to attend the Annual Meeting.
Number of Persons